BARTLETT MUTUAL FUNDS



BARTLETT VALUE INTERNATIONAL FUND
Seeks capital appreciation by investing primarily in foreign equity securities. Income is a sec-ondary consideration. Provides a means for indi-vidual and institutional investors to invest a portion of their assets outside the United States.

BARTLETT BASIC VALUE FUND
Seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks. Income is a secondary consideration.





Investment Manager
    Bartlett & Co.
    Cincinnati, OH

Distributor
    BFP Financial Partners
    Baltimore, MD



        Bartlett & Co.
------------------------------
REGISTERED INVESTMENT ADVISORS

36 East Fourth Street, o Cincinnati, OH 45202-3896
513/621-4612 o 800/822-5544 o FAX 513/621-6462


                                       8/97




                                 BARTLETT & CO.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT

                                     MUTUAL

                                      FUNDS

                                    QUARTERLY

                                     REPORT



                              FOR THE QUARTER ENDED
                                 JUNE 30, 1997

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                BASIC VALUE FUND

                               PRESIDENT'S LETTER

Dear Fellow Shareholder:

The total returns during the last quarter for both the Basic Value Fund and the Value International Fund were very good--almost 15% for Basic Value and just over 13% for Value International. That's the good news. The bad news, if one could call it that, is that this occurred as the US market produced a 17.5% return and the international markets increased by 13%.

Money managers today are in a tough position. During the wonderful market that we have had, most investors want good relative results. My guess is that, if and when the market generates losses, these investors will want high absolute results. In other words, when there is easy sledding, we'd better win the race and when the going gets tough, we'd better not lose any money. Over a complete market cycle, which would include good times as well as bad, value managers generally do win the race. During the last six months, however, we have felt more like the tortoise than the hare.

The most difficult decision facing money managers today, whether they consider themselves to be growth or value managers, is the dilemma between taking a business risk or an investment risk. We could reduce our risk of underperforming the popular indexes by investing substantial amounts of our clients' money in the popular stocks that are the driving force behind the overall market's current strength. The problem with this strategy is that we believe it increases the clients' risk, because many of these stocks are too highly valued compared to their current worth as businesses and their potential for future growth. Alternatively, we are buying companies with strong balance sheets, that have strong positions within their industry, but are not necessarily the largest companies, so we miss the artifical boost that most familiar names get in a rip-roaring market. Owning these institutional favorites exclusively would be tantamount to limiting our business risk while shifting all the investment risk onto our clients.

We need only recall the lesson learned by international investors a few years ago. At the end of 1989, the EAFE (Europe, Australia, and Far East) Index, which is the international equivalent of the S&P 500 Index, had a 62% weighting in Japanese stocks and the stock market was trading for roughly 55x earnings. Since the Japanese market had such a heavy weighting in the EAFE Index, international investors who were judged against this index, which was most of them, had roughly half of their portfolios in Japanese stocks to reduce their business risk inherent in underperforming the index. Conversely, having half of portfolios exposed to stocks that were overpriced when evaluated according to the businesses they represented carried a high level of investment risk--which was borne out during the ensuing several years as the Japanese market plummeted. We avoided this situation by having none of our clients' money invested in Japan during this period, which was considered an extreme measure in the community of international managers.

We will continue to do our jobs as investment managers by paying much more attention to investment risk than to business risk. Sticking with our value-based approach means that we shall continue to make forays away from our generation's "nifty fifty" favorite growth stocks from time to time which will clearly play havoc with our relative results during those periods when these favorites are soaring. We will also maintain a margin of safety in international markets by focusing on the stocks of excellent businesses valued below the global average, without focusing on geographic representation.

As always, it would be great to hear from you if you have any questions regarding any aspect of your investment holdings.



                                                       /s/ Dale H. Rabiner
                                                       _______________________
                                                       Dale H. Rabiner, CFA
                                                       President
                                                       Bartlett Capital Trust

This report is for the information of shareholders of the Bartlett Mutual Funds. It is authorized for distribution only when it is preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                                   PERFORMANCE

                                     SUMMARY

                           Periods Ended June 30, 1997

                                                                                AVERAGE ANNUAL COMPOUND
                                         TOTAL RETURN*                               TOTAL RETURN*
                                       ----------------           -----------------------------------------------------
                                                                                                            10 YEARS
                                                                                                               OR
                                        SECOND QUARTER                                                        FROM
                                           3 MONTHS               1 YEAR         3 YEARS        5 YEARS     INCEPTION
                                       (Not Annualized)
BARTLETT VALUE INTERNATIONAL FUND           13.05%                 23.74%         14.03%         11.81%         **
  Inception 10/6/89                                                                                            9.41%


Bartlett Basic Value Fund                   14.86%                 23.63%         20.94%         15.27%       11.13%
  Inception 5/5/83

--------------------------------------------------------------------------------
*The Bartlett Mutual Funds' total return figures assume all dividends and distributions are reinvested at the net asset value on the reinvestment date. The performance figures for the Bartlett Value International Fund reflects the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Fund's total returns would have been slightly lower.

**Fund did not exist during this entire time period.

This performance information represents past performance and is no guarantee of future results. Shares of these Funds are not bank deposits or obligations, nor are they insured or guaranteed by any bank, federal agency or government entity, including the Federal Deposit Insurance Corporation (FDIC) . The principal value and investment returns of the Funds will fluctuate so that upon redemption you may receive more or less than your original investment.

For more information about your account or any of the Bartlett Mutual Funds' services, please call your financial advisor, or the Bartlett Mutual Funds at 800-822-5544 or 513-621-4612 in Cincinnati.

                        BARTLETT VALUE INTERNATIONAL FUND

                                QUARTERLY REVIEW

International market performance was quite strong in the second quarter of 1997, nearly matching that of the US market. The Europe, Australia and Far East (EAFE) Index* increased 13% during the quarter, compared to a gain in the S&P 500 of 17.5%. The Morgan Stanley Capital International All Country ex US (MSCIAC)Index increased slightly less at 12.4%. The Bartlett Value International Fund has increased in market value by 16.7% for the first six months of 1997, substantially exceeding the EAFE index' growth of 11.4%, and that of the MSCIAC index at 11.8%. Over the first half of 1997, European markets have just about doubled Pacific market performance. In the second quarter, however, the pattern of dramatic outperformance by European markets as compared to Pacific markets was broken. Pacific markets surged by 19% in the quarter, led by a gain in the Japanese market of 23.7% in US dollar terms. The Hong Kong market was nearly as strong, with a gain of 20%, offsetting weaker performance in Singapore, Malaysia and Australia. European markets increased by nearly 9% in the quarter, a quite respectable performance despite lagging the Pacific markets. Currency played a smaller role in market performance in the second quarter than in previous periods, with the biggest change coming from an 8% gain in the value of the Japanese yen against the US dollar. The Bartlett Value International Fund grew by 13% in the quarter, matching the EAFE's gain.

The performance of the Fund benefited from some excellent individual stock performance and a favorable regional mix. Our investments in Japanese electronics exporters did very well, as did Hudson's Bay Co., boosted by a strong Canadian economy. The Fund also benefited from its investment in Grand Metropolitan, which has announced a joint venture with Guinness, and in Lufthansa, the German based airline, which is doing very well with its revamped operations. Stocks that did not help performance in the second quarter included St. Gobain, which has shown slow growth, Tomkins, on concerns about the UK's currency strength, and Potash, which had a potentially profitable acquisition nixed by the European Community. As this letter is written, the Fund has a bit over half of its assets invested in Europe, another 37% in Pacific markets, with a little less than half of that in the Japanese market, and another 10% in Latin American and Canadian stocks. Based on the valuations and prospects we are seeing in the various regions, we would not expect this regional mix to change much in the near future.
-- Madelynn M. Matlock, CFA, Portfolio Manager


                              PORTFOLIO COMPOSITION

                                  June 30, 1997


               [Pie Chart Appears Here -- See Plot Points Below]


49% Europe
19% Other Pacific
13% Japan
 9% Latin America/Canada
10% Cash Equivalents

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.




                            BARTLETT BASIC VALUE FUND

                                QUARTERLY REVIEW

The Bartlett Basic Value Fund's total returns for the quarter and twelve months ended June 30, 1997 were 14.9% and 23.6%, respectively. The U.S. stock market rocketed to new highs in the second quarter, with the S&P500 Index* advancing 17.5%. This remarkable performance was once again dominated by the giant "blue chip growth" companies.

The lofty valuations accorded the market make it a challenge to find stocks selling below our estimate of intrinsic value. Roger Lowenstein, in the July 9 Wall Street Journal, discussed the concept of valuing a stock as a business. He then noted rhetorically, "The wonder is that so many analysts don't value stocks that way." That methodology would keep one out of all the hot stocks like Coke and Microsoft, but we do agree it is a sound way to make investment decisions for the long haul.

Befitting the exceptional market, most of our holdings were up nicely during the second quarter. In fact, we are quite pleased with our performance, given the unusual nature of this market, especially in a value context. Almost 85% of our holdings showed gains for the quarter. Our top performing companies once again represented a broad range of industries in concert with our bottom-up approach. In the Fund's portfolio, Bristol Myers Squibb (2.3%), (the parenthetical numbers represent the approximate percentage of the fund invested in that individual issue), Archer Daniels Midland (2.4%), Kansas City Southern (5.0%), Stewart & Stevenson(1.6%), and ADT (3.4%, now Tyco after acquisition) were among the stocks giving your portfolio a positive boost, while Zilog (1.2%) and United Dominion Realty (1.8%) were down slightly for the quarter.

There were a number of portfolio changes during the second quarter. We reduced or eliminated positions in Hartford Financial Services, KU Energy (which was acquired), National Presto, Southwestern Energy and Wausau Paper. Additions to the portfolio included AT&T, McDonalds (interestingly enough this was the example of a business selling at a reasonable price which Mr. Lowenstein included in the article mentioned above), First Data Corporation, and Triton Energy.

First Data is a new company for Bartlett & Co. and perhaps a new name for our clients. The company processes credit card transactions and is a dominant player in the information technology industry. As the number of credit card-based transactions increases, First Data is a direct beneficiary. The recently announced joint venture with Microsoft to develop and market an internet billing system adds to their leading edge in the industry and hedges their bets with respect to alternate payment vehicles.

We appreciate your continued support of our value-oriented investment approach. -- James A. Miller, CFA, Portfolio Manager
-- Woodrow H. Uible, CFA, Portfolio Manager


                              PORTFOLIO COMPOSITION

                                  June 30, 1997


               [Pie Chart Appears Here -- See Plot Points Below]


27% Consumer Products
17% Financial
15% Basic Industry
40% All Other Industries
 1% Cash Equivalents

*The Standard & Poor's 500 index is an unmanaged index of common stocks. The returns for the index do not include any expenses or transaction costs. The returns for the fund include such expenses.